                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                November 19, 2002

                                CABOT CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-5667                     04-2271897
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
         --------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

                                 (617) 345-0100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                              --------------------

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Item 5. Other Events and Regulation FD Disclosure.

            On November 19, 2002, Cabot Corporation ("Cabot") issued a press release announcing that U.S. and European antitrust authorities have initiated a joint investigation into alleged price-fixing within the carbon black industry.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            The following exhibit is filed herewith:

      99.1  Text of Cabot Corporation News Release, dated November 19, 2002.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CABOT CORPORATION


Date:  November 19, 2002
                                             By: /s/ Brian A. Berube
                                                 ----------------------------
                                                 Brian A. Berube
                                                 Vice President and
                                                 Business General Counsel

                                       3
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                                INDEX TO EXHIBIT

Exhibit
Number               Title
99.1                 News Release of Cabot Corporation, dated November 19, 2002.

                                        4